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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 21, 1997

                       FIRST CENTRAL FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           New York                           1-9138                                   11-2648222
(State or Other Jurisdiction of        Commission File Number)           (I.R.S. Employer Identification Number)
       Incorporation)


                                266 Merrick Road
                            Lynbrook, New York 11563
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (516) 593-7070


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Item 5.  Other Events

          Pursuant to Paragraph F of the General Instructions to Form 8-K, the Registrant hereby incorporates by reference herein the press release issued by the Registrant on May 21, 1997, which is attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  Exhibit  Description

                  99       Press release, dated May 21, 1997


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            FIRST CENTRAL FINANCIAL CORPORATION

May 23, 1997                By:    /s/ Andrew W. Attivissimo
                                ------------------------------------------------
                                Andrew W. Attivissimo
                                Chairman, Chief Executive Officer, President and Chief Operating Officer


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                                  Exhibit Index

Exhibit                                       Description
-------                                       ------------
  99                              Press release, dated May 21, 1997





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